SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 1995

                               DIMON Incorporated
             (Exact name of registrant as specified in its charter)

          Virginia                  0-25734; 1-13684           54-1746567
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

  512 Bridge Street, Danville, Virginia                         24541
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (804) 792-7511


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Explanatory Note: This Form 8-K/A2 amends Item 2 of the Company's Form 8-K/A1 filed on January 16, 1996, to provide additional information with respect to the disposition of the Registrant's 50% interest in Rio Grande Tabacalera S.A. The remaining Items have not been amended and have not been restated in this Form 8-K/A2.

Item 2. On November 7, 1995, DIMON International, Inc., a wholly owned subsidiary of DIMON Incorporated, completed the sale of its 50% interest in Rio Grande Tabacalera S.A. (RGT), a Brazilian processing entity, to Intabex Holdings Worldwide, S.A. an unrelated third party. The Company's investment was sold for $9,000,000 in cash, recognizing a gain on the sale of RGT of $3,113,000, net of related taxes of $630,000. The sales price was negotiated at arm's-length.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DIMON INCORPORATED
                                                  (Registrant)

Date: May 8, 1996                         By: /s/ JERRY L. PARKER
                                                  Jerry L. Parker
                                                  Vice President and Controller

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